Exhibit 99.1

CRD Overview

Long-standing global enterprise

- CRD's primary focus is providing solutions that automate front office workflows and middle office investment management functions across asset classes on a single platform.
- Serves more than 300 of the world's largest institutional investment managers, asset owners, alternative investment managers, and wealth managers
  - Additionally offers a comprehensive wealth management solution for wealth managers, sponsors, advisors, and private bankers
- $25T on platform with 25,000 investment professional users across 40 countries
- Contemporary technology architected to integrate third party solutions
- Headquartered in Burlington, MA with offices in 11 global locations and 745 employees
- Recent industry awards include:
  - Best Buy-Side Compliance Product at Waters Technology's Buy-Side Technology Awards 2017
  - Best Portfolio Management at ClearView's WealthBriefing Asia Awards 2018

Attractive growth profile[7]


Revenue ($M)
7% CAGR
238
311
2013
2017
Adjusted Operating Income ($M)
8% CAGR
109
149
2013
2017

Broad client base and business segments[8]


Asset Owners, 5%
Other, 4%
Alternatives, 5%
Wealth Managers, 18%
Asset Managers, 68%
Client type
APAC, 8%
EMEA, 18%
Americas, 74%
Region
Professional Svcs[9], 12%
Trading Support, 16%
Software Solutions, 72%
Business line

Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET

4

Slide endnotes 1. Source: State Street and McKinsey Global Institute, Global Capital Markets, December 31, 2016 and updated on January 2018 per bespoke McKinsey report. 2. Offered by a single provider. 3. EPS accretion excludes acquisition and restructuring costs. 4. Revenue synergies mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. 5. Listed synergies are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis. 6. Recurring revenues defined as revenues that are fixed and not dependent on market levels; As of FY2017 and may not be indicative of post-acquisition retention. 7. Historical financials recorded under ASC605. Post-acquisition, financials will be recorded under ASC606 and may result in timing differences. Adjusted operating income is calculated by excluding from operating income: (i) non-cash compensation expense associated with change in control phantom equity plan (non-recurring post-acquisition, due to expiration of plan at closing), which was $11 million in 2013 and $29 million in 2017; and (ii) depreciation and amortization, which was $1 million in 2013 and $2 million in 2017. Historical presentation of adjusted operating income differs from projected 2018 EBITDA presented on slide 13 (see note A on slide 13). 8. Breakout of client type, region and business line based on revenue from client annual contract values as of December 31, 2017. 9. Professional Services and Value Added Services include providing data management, compliance and shareholder disclosure services. 10. Based on Charles River Development ‘s total client AUM size being managed on their platform as reported in January 2018. 11. Based on State Street’s middle office AUA and back office AUCA size as reported in 2Q18. 12. IBOR defined as investment book of record. 13. State Street’s common stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. The timing of any repurchases, type of transaction and number of shares purchased under the newly authorized common stock purchase program will depend upon various factors, including alternative investment opportunities, such as merger and acquisition activity, internal capital generation, market conditions, State Street’s capital position, the amount of common stock issued as part of employee compensation programs and other factors. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The common stock purchase program does not have specific price targets and may be suspended at any time. 14. Baseline for 2021 pro-forma revenue growth from 2020 is based on gross revenue synergies and includes Charles River Development’s standalone revenues under ASC606. 15. Benefit assumes a tax basis step-up which is deductible over 15 years at a 26.38% combined federal and state tax rate, present valued using a 10% discount rate. 16. Institutions ranked by AUM. 17. PwC Strategy & Analysis, WillisTowersWatson; Prequin Hedge Fund Online; Swifi; PIO Online; Cerulli Associates; Scorpio Partnership; PwC Market Research Center Analysis; aiCIO; Investor presentations and annual reports. 18. There are instances where a manager’s underlying clients select other custodians in addition to State Street. 19. Growth rates are internal estimates of three-year forecasted growth rates, with key assumptions and sources as follows: • Front Office: includes Order Management System (OMS), electronic trading/Execution Management System (EMS), risk technology, market surveillance, and trade compliance; industry data from TABB Group (“State of the OMS: A Time for Change”; May 2018), Aite (“Trade Surveillance and Compliance Technology: 2017 Spending Update”; https://www.aitegroup.com/report/trade-surveillance-and-compliance-technology-2017-spending-update; January 10, 2017), Greenwich Associates (“Buy Side Goes Outside for OMS/EMS Platforms”; https://www.greenwich.com/fixed-income-fx-cmds/buy-side-goes-outside-omsems-platforms; May 23, 2018), and Institutional Investor (“Institutional Investors Crank Up Their Spending on Risk Technology”; https://www.institutionalinvestor.com/article/b17r4w1mk4z5gv/institutions-crank-up-their-spending-on-risk-technology; April 12, 2018). • Middle Office: expected AUM growth 2017-2020 with internal analysis for estimates of rates of outsourcing change and fee trends; industry AUM data from PwC (“Asset & Wealth Management Revolution: Embracing Exponential Change”, 2017). • Back Office: expected AUM growth 2017-2020 and internal estimate of fee trends; industry AUM data from PwC (“Asset & Wealth Management Revolution: Embracing Exponential Change”, 2017). 20. Addressable market defined as OMS spend, electronic trading/EMS spend, risk technology spend, and market surveillance and trade compliance spend; industry data from TABB Group (“State of the OMS: A Time for Change”; May 2018), Aite (“Trade Surveillance and Compliance Technology: 2017 Spending Update”; https://www.aitegroup.com/report/trade-surveillance- and-compliance-technology-2017-spending-update; January 10, 2017), Greenwich Associates (“Buy Side Goes Outside for OMS/EMS Platforms”; https://www.greenwich.com/fixed-income- fx-cmds/buy-side-goes-outside-omsems-platforms; May 23, 2018), and Institutional Investor (“Institutional Investors Crank Up Their Spending on Risk Technology”; https://www.institutionalinvestor.com/article/b17r4w1mk4z5gv/institutions-crank-up-their-spending-on-risk-technology; April 12, 2018). Outsourcing rates based on internal analysis and industry data from Greenwich Associates (“Buy Side Goes Outside for OMS/EMS Platforms”; https://www.greenwich.com/fixed-income-fx-cmds/buy-side-goes-outside-omsems-platform; May 23, 2018). 21. Includes Middle Office operations and functions outsourced by asset managers to securities services providers; industry data from PwC (“Asset & Wealth Management Revolution: Embracing Exponential Change”, 2017) with outsourcing and fee rates based on internal analysis. 22. Global securities services industry revenue (including Custody, Accounting, Administration and Net Interest Income) with estimate of Middle Office revenue removed; industry data from BCG (“Embracing the Digital Migration”, 2018) with outsourcing rates based on internal analysis. 14